UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission (“SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

          On April 24, 2012, Radisys Corporation (the “Company” or “Radisys”) issued a press release announcing its results for the fiscal quarter ended March 31, 2012. A copy of this press release is attached hereto as Exhibit 99.1.

          The Company’s press release contains forward-looking statements, including statements about the Company’s business strategy, financial outlook, expectations for the second quarter of 2012, and items related to the acquisition of Continuous Computing such as certain royalty revenues, earn-out payments, expected synergies and other expense savings and operational and administrative efficiencies, revenue growth, margin improvement, accretion to earnings, financial performance, management changes and other attributes of the Company following the acquisition.  Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the Company’s dependence on certain customers and high degree of customer concentration, (b) the Company’s use of one contract manufacturer for a significant portion of the production of its products, (c) the anticipated amount and timing of revenues from design wins due to the Company’s customers’ product development time, cancellations or delays, (d) fluctuations in currency exchange rates, (e) the ability of the Company to successfully integrate the business and operations of Continuous Computing and higher than expected costs of integration, (f) the Company’s ability to successfully manage the transition from 10G to 40G ATCA product technologies, (g) performance and customer acceptance of the Trillium line of products, (h) the combined Company’s financial results and performance and (i) other factors listed in the Company’s reports filed with the Securities and Exchange Commission (SEC),, including those listed under “Risk Factors” in Radisys’ Annual Report on Form 10-K for the year ended December 31, 2011 and in Radisys’ subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company’s investor relations web site at http://investor.radisys.com/, or at the SEC’s website at http://www.sec.gov.  Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information.  Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this press release is as of April 24, 2012.  The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

          To supplement its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”), the Company’s earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses, such as the effects of (a) purchase accounting adjustments, (b) amortization of acquired intangible assets, (c) stock-based compensation expense, (d) restructuring and acquisition-related charges (reversals), net, and (e) the income tax effect of reconciling items. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company’s performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of the Company’s core operating results as they more closely reflect the essential revenue-generating activities of the Company and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities.  The Company also believes, based on feedback provided to the Company during its earnings calls’ Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses.

          The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP.  In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP financial measures.

          A reconciliation of non-GAAP information to GAAP information is included in the table set forth in the press release.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included in this earnings release should be carefully evaluated.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On April 23, 2012, the Company entered into a Transition Agreement (the “Transition Agreement”) with Mr. John T. Major, a named executive officer of the Company. The Transition Agreement provides that, if Mr. Major continues in his current role as Vice President of Global Operations through June 30, 2012 (the “Termination Date”) and continues to assist the Company in the transition of his current responsibilities, Mr. Major will be eligible to receive a transition bonus in the amount of $150,000.00 (the “Transition Bonus”) upon compliance with the terms of the Transition Agreement.  In addition, subject to the terms and conditions of the Transition Agreement, Mr. Major will (i) continue to receive his base salary through the Termination Date at the rate in effect immediately prior to the date of the Transition Agreement, (ii), forfeit all rights to any awards under all Radisys variable pay plans and (iii) continue to receive all benefits provided to all executive employees of Radisys, including health insurance and related ancillary benefits, through the Termination Date.

          Following the Termination Date, Mr. Major will also be entitled to receive the severance amounts set forth in the Amended and Restated Executive Severance Agreement, dated November 4, 2008, between Mr. Major and Radisys (the “Severance Agreement”).  Pursuant to the terms of the Severance Agreement and the Transition Agreement, Mr. Major will (i) in addition to the Transition Bonus, be entitled to a lump sum severance payment equal to $132,600, less tax and applicable deductions, (ii) enter into a release of claims agreement with Radisys, (iii) have three months, or ninety days, following the Termination Date to exercise any vested but unexercised stock options, (iv) on the Termination Date, forfeit any unvested restricted stock unit awards and any unvested shares of common stock of Radisys under the Radisys Corporation Long Term Incentive Plan, (v) be entitled to receive COBRA benefits for 6 months following the Termination Date and (vi) be entitled to other immaterial benefits.

          The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Transition Agreement dated April 23, 2012, between Radisys Corporation and John T. Major.
99.1	Press Release, dated April 24, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION

Date:	April 24, 2012	By:	/s/ Brian Bronson
Brian Bronson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Transition Agreement dated April 23, 2012, between Radisys Corporation and John T. Major.
99.1	Press Release, dated April 24, 2012.